                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                       For Remittance Date: May 31, 1999


A.   PRINCIPAL BALANCE RECONCILIATION
                                                                                                                     Number of
                                                                      A-1               A-2            Total          Accounts
                                                                -----------------------------------------------------------------
     (A)  Original Principal Balance                             200,979,000.00    52,245,989.00   253,224,989.00          21106
                                                                -----------------------------------------------------------------
     (B)  Beginning Period Principal Balance                       7,701,529.62    52,245,989.00    59,947,518.62           6993
                                                                -----------------------------------------------------------------
     (C)  Collections (Regular Payments)                           1,851,452.07             0.00     1,851,452.07            N/A
                                                                -----------------------------------------------------------------
     (D)  Collections (Principal Payoffs)                          1,525,725.66             0.00     1,525,725.66            320
                                                                -----------------------------------------------------------------
     (E)  Collections (Principal Recoveries)                               0.00             0.00             0.00
                                                                -----------------------------------------------------------------
     (F)  Withdrawal from Payahead (Principal)                        20,939.79             0.00        20,939.79            N/A
                                                                -----------------------------------------------------------------
     (G)  Principal Reductions (Other)                                     0.00             0.00             0.00              0
                                                                -----------------------------------------------------------------
     (H)  Gross Charge Offs                                          129,919.61             0.00       129,919.61             16
                                                                -----------------------------------------------------------------
     (I)  Repurchases                                                 29,893.27             0.00        29,893.27             23
                                                                -----------------------------------------------------------------
     (J)  Ending Balance                                           4,143,599.22    52,245,989.00    56,389,588.22           6634
                                                                -----------------------------------------------------------------

     Notional Principal Balance:
                                                                                                  ---------------
     (K)  Beginning                                                                                  9,309,440.84
                                                                                                  ---------------
     (L)  Ending                                                                                     7,591,418.81
                                                                                                  ---------------
                                                                -------------------------------------------------
     (M)  Certificate Factor                                          2.0617076%     100.0000000%      22.2685717%
                                                                -------------------------------------------------

B.   CASH FLOW RECONCILIATION
                                                                                                       Total
                                                                                                  ---------------
     (A)  Cash Wired                                                                                 3,964,322.18
                                                                                                  ---------------
     (B)  Interest Wired/Earned                                                                         10,556.99
                                                                                                  ---------------
     (C)  Withdrawal from Payahead Account                                                              20,939.79
                                                                                                  ---------------
     (D)  Advances                                                                                       3,885.83
                                                                                                  ---------------
     (E)  Repurchases                                                                                   29,893.27
                                                                                                  ---------------
     (F)  Gross Charge-Off Recoveries                                                                   46,801.53
                                                                                                  ---------------
     (G)  Gross Charge-Off Advances                                                                      2,238.47
                                                                                                  ---------------
     (H)  Spread Account Withdrawal                                                                          0.00
                                                                                                  ---------------
     (I)  "A" Surety Bond Draw for "I" Interest                                                              0.00
                                                                                                  ---------------
     (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                              0.00
                                                                                                  ---------------
     (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                               0.00
                                                                                                  ---------------
                                                                                                  ---------------
          TOTAL COLLECTIONS                                                                          4,078,638.06
                                                                                                  ---------------

C.   TRUSTEE DISTRIBUTION
                                                                                                       Total
                                                                                                  ---------------
     (A)  Total Cash Flow                                                                            4,078,638.06
                                                                                                  ---------------
     (B)  Unrecovered Interest Advances                                                                  2,050.36
                                                                                                  ---------------
     (C)  Servicing Fee (Due and Unpaid)                                                                49,956.27
                                                                                                  ---------------
     (D)  Interest to "A-1" Certificate Holders, including Overdue                                      40,368.85
                                                                                                  ---------------
     (E)  Interest to "A-2" Certificate Holders, including Overdue                                     286,917.56
                                                                                                  ---------------
     (F)  Interest to "I" Certificate Holders, including Overdue                                        24,437.28
                                                                                                  ---------------
     (G)  Principal to "A-1" Certificate Holders, including Overdue                                  3,557,930.40
                                                                                                  ---------------
     (H)  Principal to "A-2" Certificate Holders, including Overdue                                          0.00
                                                                                                  ---------------
     (I)  Reinsurance Fee                                                                                    0.00
                                                                                                  ---------------
     (J)  Surety Bond Fee                                                                                7,493.44
                                                                                                  ---------------
     (K)       First Loss Protection                                                        0.00
                                                                                 ---------------
     (L)       Surety Bond Premium                                                      7,493.44
                                                                                 ---------------
     (M)  Interest Advance Recovery Payments                                                                 0.00
                                                                                                  ---------------
     (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                               0.00
                                                                                                  ---------------
     (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                               0.00
                                                                                                  ---------------
     (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                 0.00
                                                                                                  ---------------
     (Q)  Deposit to Payahead                                                                                0.00
                                                                                                  ---------------

                      Bay View Securitization Corporation
                      For Remittance Date:  May 31, 1999

                                                                                                        ----------
     (R)  Bank Account Interest to Servicer                                                              10,556.99
                                                                                                        ----------
     (S)  Excess Yield                                                                                   98,926.91
                                                                                                        ----------
                                                                                                        ----------
             BALANCE                                                                                          0.00
                                                                                                        ----------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                 ---------------------------------
                                                                                   Spread Account     Surety Bond
                                                                                 ---------------------------------
     (A)  Beginning Balance                                                          3,255,452.95    57,212,778.03
                                                                                 ---------------------------------
     (B)  Additions to Spread Amount                                                    98,926.91              N/A
                                                                                 ---------------------------------
     (C)  Interest Earned                                                               11,304.61
                                                                                 ---------------------------------
     (D)  Draws                                                                              0.00             0.00
                                                                                 ---------------------------------
     (E)  Reimbursement for Prior Draws                                                       N/A             0.00
                                                                                 ---------------------------------
     (F)  Distribution of Funds to  "IC" Class or Servicer                              90,140.59             0.00
                                                                                 ---------------------------------
     (G)  Ending Balance                                                             3,275,543.88    53,625,955.82
                                                                                 ---------------------------------
                                                                                 ---------------------------------
     (H)  Required Balance                                                           3,165,312.36    53,625,955.82
                                                                                 ---------------------------------
     (I)  Distribution to "IC" Class                                                   110,231.52
                                                                                 ----------------

E.  CURRENT RECEIVABLES DELINQUENCY
                    #Payment Delinquency                                Number        Balance
                    --------------------                            -----------------------------
     (A)  31-60                                                                36      240,163.01
                                                                    -----------------------------
     (B)  61-90                                                                11      117,833.24
                                                                    -----------------------------
     (C)  91+                                                                   4       23,916.86
                                                                    -----------------------------
     (D)  Total                                                                51      381,913.11
                                                                    -----------------------------

F.  EXCESS YIELD
                                                                    Excess Yield     Pool         Excess Yield
                           Month                                      Balance       Balance       (Annualized %)
                           -----                                    -----------------------------------------------
     (A)  Current                                                       98,926.91   56,389,588.22           2.1052%
                                                                    -----------------------------------------------
     (B)  1st Previous                                                  80,045.75   59,947,518.62           1.6023%
                                                                    -----------------------------------------------
     (C)  2nd Previous                                                 170,699.83   63,938,978.92           3.2037%
                                                                    -----------------------------------------------
     (D)  3rd Previous                                                  26,313.08   68,163,750.56           0.4632%
                                                                    -----------------------------------------------
     (E)  4th Previous                                                  56,815.80   71,764,929.38           0.9500%
                                                                    -----------------------------------------------
     (F)  5th Previous                                                 254,395.50   75,891,072.78           4.0225%
                                                                    -----------------------------------------------
     (G)  Six-Month Rolling Excess Yield (greater than=1.75%)          114,532.81   66,015,973.08           2.0819%
                                                                    -----------------------------------------------

G.  DELINQUENCY RATE (31+)
                                                                     Month            Pool
                           Month                                    Balance           Balance                %
                           -----                                    -----------------------------------------------
     (A)  Current                                                      381,913.11   56,389,588.22           0.6773%
                                                                    -----------------------------------------------
     (B)  1st Previous                                                 433,465.30   59,947,518.62           0.7231%
                                                                    -----------------------------------------------
     (C)  2nd Previous                                                 356,175.93   63,938,978.92           0.5571%
                                                                    -----------------------------------------------
     (D)  Three-Month Rolling Average (less than 2%)                   390,518.11   60,092,028.59           0.6499%
                                                                    -----------------------------------------------

H.  NET LOSS RATE
                                                                                  Liquidation      Average          Defaulted
                           Month                                    Balance       Proceeds         Balance        (Annualized)
                           -----                                    -----------------------------------------------------------
     (A)  Current                                                      191,365.11      108,247.03    58,168,553.42      1.7147%
                                                                    -----------------------------------------------------------
     (B)  1st Previous                                                 179,951.32       78,592.57    61,943,248.77      1.9636%
                                                                    -----------------------------------------------------------
     (C)  2nd Previous                                                 230,894.62      113,284.69    66,051,364.74      2.1367%
                                                                    -----------------------------------------------------------
     (D)  Three-Month Rolling Average Net Default Rate less than 3%    200,737.02      100,041.43    62,054,388.98      1.9472%
                                                                    -----------------------------------------------------------

                      Bay View Securitization Corporation
                      For Remittance Date:  May 31, 1999

I.  CHARGE-OFF / RECOVERIES
                                                       Number       Balance
                                                  -----------------------------
(A)  Collection Period Charge-Off Receivables             16         129,919.61
                                                  -----------------------------
(B)  Gross Charge-Offs Cumulative Receivables            972       6,990,585.20
                                                  -----------------------------
(C)  Collection Period Recoveries on Charge-Offs          NA          46,801.53
                                                  -----------------------------
(D)  Recoveries on Charge-Offs To-Date                    NA         888,248.28
                                                  -----------------------------

J. REPOSSESSIONS

                                                  -----------------------------
(A)  Collection Period Repossessions                       8         104,886.85
                                                  -----------------------------
(B)  Aggregate Repossessions                             619       7,260,770.25
                                                  -----------------------------
(C)  Unliquidated Repossessions                            8         104,886.85
                                                  -----------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                       0               0.00
                                                  -----------------------------
(B)  FPI Canceled/Waived/Removed/ Reversed                 0               0.00
                                                  -----------------------------


L.  PAYAHEAD RECONCILIATION

                                                  ----------
(A)  Beginning Balance                            278,548.32
                                                  ----------
(B)  Deposit                                            0.00
                                                  ----------
(C)  Withdrawal                                    20,939.79
                                                  ----------
(D)  Ending Balance                               257,608.53
                                                  ----------




Approved By: /s/ Michael A. Benavides
             ------------------------
             Michael A. Benavides
             Vice President, Controller
             Bay View Acceptance Corp